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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     _____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     _____________________________________



         Date of report (Date of earliest event reported): July 29, 2004



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                   0-21487                    13-3904147

(State or other            (Commission File              (IRS Employer
jurisdiction of                Number)                Identification No.)
 incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 6, 8, 10, 11 AND 12.  NOT APPLICABLE.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


         The following exhibits are filed as part of this Report:


         99.1 Text of presentation to analysts, dated July 29, 2004, which, among other things, highlights the Registrant's financial and operational results and expansion strategy.



ITEM 9. REGULATION FD DISCLOSURE.

         Pursuant to Regulation FD, information is being attached as an Exhibit to this Current Report with respect to a presentation to be made by Deborah C. Wright, President and Chief Executive Officer, of Carver Bancorp, Inc. at a meeting with analysts on July 29, 2004. This presentation provides an overview of Carver Bancorp, Inc.'s financial and operational results and expansion strategy. The presentation materials will also be posted on the Company's website on July 29, 2004. The presentation is available by webcast.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CARVER BANCORP, INC.


                                    By:   /s/ Deborah C. Wright
                                          -------------------------------------
                                          Deborah C. Wright
                                          President and Chief Executive Officer


Dated:  July 29, 2004




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                                  EXHIBIT INDEX

      EXHIBIT NO.                   DESCRIPTION

         99.1 Text of presentation to analysts, dated August 29, 2004, which, among other things, highlights the Registrant's financial and operational results and expansion strategy.